AssetMark Funds

                    Supplement dated November 19, 2003 to the
                        Prospectus dated October 28, 2003

Management of the Funds

Change in Portfolio Manager -- AssetMark Small/Mid Cap Value Fund

The section of the Prospectus regarding Ariel Capital Management, Inc. on page 31 is replaced with the following:

     Ariel Capital Management, Inc. ("Ariel"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois, 60601, is the second sub-advisor for the Small/Mid Cap Value Fund. Ariel is a Chicago-based investment management firm specializing in undervalued small and medium-sized companies, with $13.5 billion in assets under management for individual and institutional clients as of August 31, 2003. The following individual leads the team responsible for managing Ariel's allocated portion of the Small/Mid Cap Value Fund's assets:

     John W. Rogers, Jr.
     Founder, Chairman and Chief Investment Officer As the firm's founder, Mr. Rogers has led Ariel since its inception in 1983 and has over 20 years of industry experience. Prior to founding Ariel, Mr. Rogers worked for 2 1/2 years for the investment banking firm of William Blair & Company.


               Please retain this Supplement for future reference.